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                                                                     Amendment 4
                                                                    Page 1 of 11
                                                                   EXHIBIT 10.45

                              AMENDMENT TO CONTRACT

     THIS AMENDMENT is entered into, effective as of January 1, 1995, by and between Louisville Gas and Electric Company (hereinafter referred to as "Buyer"), whose address is: 220 W. Main Street, Louisville, Kentucky 40202 and Shawnee Coal Company (hereinafter referred to as "Seller"), whose address is:
4205 Hillsboro Road, Nashville, Tennessee 37215 and Roberts Bros. Coal Co., Inc. (also hereinafter referred to as "Seller") whose address is: 1690 Columbia School House Road, P.O. Box 1223, Madisonville, Kentucky 42431. In consideration of the agreements herein contained, the parties hereto agree as follows:

1.0  RELEASE OF 1994 EARLY TERMINATION RIGHTS

     Buyer agrees not to exercise its right to terminate the Agreement as of December 31, 1994 under Section 11 of the Coal Supply Agreement heretofore entered into by the parties, dated August 9, 1989, as amended by Amendment Nos. 1, 2 and 3 thereto (hereinafter referred to as the "Agreement").

2.0  AMENDMENTS

     The Agreement is hereby further amended as follows:

          2.1 Section 1.1 TERM set forth in the Agreement is amended to read in its entirety as follows:

               "1.1 TERM. Except for specific effective dates described in specific sections herein, the term of this Agreement shall commence on March 1, 1989 and shall continue until and including December 31, 1996. Prior to October 1, 1996, Buyer and Seller each shall have the right to propose to the other in writing an extension of the term of this Agreement or the parties' entry into a new coal supply agreement. In such case, the parties will negotiate all the terms and conditions (including, but not limited to, price and quantity) of such extension or new agreement. If the parties do not reach an agreement in writing prior to the end of the term of this Agreement, then this Agreement automatically shall terminate on December 31, 1996. Neither party will have any obligation to enter into any such extension or new agreement.

          2.2 Article 2.1 ANNUAL QUANTITY set forth in the Agreement is amended to read in its entirety as follows:

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                                                                     Amendment 4
                                                                    Page 2 of 11

               "2.1 ANNUAL QUANTITY. Except as adjusted under Section 2.3, Seller shall sell and deliver and Buyer shall purchase and accept delivery of the following annual tonnages ("Annual Quantity").

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                                                                    Amendment 4
                                                                    Page 3 of 11

Year           Reduction in Coal This Amendment        Annual Quantity (Tons)
- ----           --------------------------------        ----------------------

1989                       ___________                          364,000
1990                       ___________                          364,000
1991                       ___________                          700,000
1992                       ___________                         1,300,000
1993                       ___________                         1,125,000
1994                       ___________                         1,215,000
1995                         115,000                           1,100,000
1996                         215,000                           1,000,000

               2.3 Section 2.3 NOTIFICATION is amended to read in its entirety as follows:

                    "2.3 NOTIFICATION.  By December 1 of each Agreement year,
               Buyer shall specify by written notice to Seller the monthly quantities to be delivered in the following Agreement year."

               2.4 Section 4.1 QUALITY set forth in the Agreement is amended to read in its entirety as follows:

                    "4.1 QUALITY.  The coal delivered hereunder shall conform to the following specifications on an "as received" basis.


                                   Guaranteed Monthly       Rejection Limits
Specification                      Weighted Average         (per shipment)

- --------------------------------------------------------------------------------

BTU/lb.                            min. 11,500              < 10,850
Moisture                           max. 8.25 lbs./MMBtu     > 12.00 lbs./MMbtu
Ash                                max. 10.80 lbs./MMBtu    > 13.00 lbs./MMbtu
Sulfur                             max. 2.90 lbs./MMBtu     > 3.30 lbs./MMBtu
                                                            < 1.80 lbs./MMBtu
Chlorine                           max. 0.20 lbs./MMBtu     > 0.20 lbs./MMBtu
Flourine                           max. 0.006 lbs./MMBtu    > 0.010 lbs./MMBtu
Nitrogen                           max. 1.20 lbs./MMBtu     > 1.50 lbs./MMBtu
Ash/Sulfur Ratio                   min. 2.6:1               < 2.5:1
Size: (3" x 0"):
Top size (inches)*                 max. 3"                  > 3"
Fines (% by wgt)
passing 1/4 inch
screen                             max. 40%                 > 45%

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                                                                     Amendment 4
                                                                    Page 4 of 11

% by Weight:
Volatile                           max. 38                  > 38
Volatile                           min. 29                  < 29
Fixed Carbon                       max. 50                  > 50
Fixed Carbon                       min. 30                  < 40
Grindability (HGI)                 min. 55                  < 50
Slagging Factor**                  max. 2                  > 2.0
Fouling Factor***                  max. 1                  > 1.0

ASH FUSION TEMPERATURE (DEG. F) (ASTM D1857)

REDUCING ATMOSPHERE
          Initial Deformation      min. 2000           min. 1940
          Softening (H=W)          min. 2100           min. 2035
          Softening (H=1/2 W)      min. 2200           min. 2085
          Fluid                    min. 2300           min. 2190

OXIDIZING ATMOSPHERE
          Initial Deformation      min. 2350           min. 2300
          Softening (H=W)          min. 2400           min. 2330
          Softening (H=1/2 W)      min. 2500           min. 2425
          Fluid                    min. 2525           min. 2490

* All the coal will be of such size that it will pass through a screen having circular perforations three (3) inches in diameter, but shall not contain more than forty per cent (40%) by weight of coal that will pass through a screen having circular perforations one-quarter (1/4) of an inch in diameter.

**        Slagging Factor (Rs)=(B/A) x (Percent Sulfur by WeightDry)

***       Fouling Factor (Rf)=(B/A) x (Percent Na2O by Weight Dry)

          The Base Acid Ration (B/A) is herein defined as:

          BASE ACID RATIO (B/A) = (Fe2O3 + CaO + MgO + Na2O + K2O
                                   ------------------------------
                                       (SiO2 + Al2O3 + T102)

               Note:          As used herein > means greater than;
                                             < means less than.

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                                                                     Amendment 4
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          2.5  Section 5.3 FREEZE CONDITIONING set forth in the Agreement is amended to read in its entirety as follows:

               "5.3 FREEZE CONDITIONING. At Buyer's request, Seller shall treat (or have treated) any shipment of coal hereunder with a freeze conditioning agent approved by Buyer in order to maintain coal handling characteristics during shipment. If requested by Buyer, Seller shall also treat (or have treated) any rail cars specified by Buyer with side release agent approved by Buyer. The price for each such requested chemical treatment shall be an amount equal to Seller's cost of materials applied on a per gallon basis for each application of freeze conditioning agent or side release agent, as the case may be. Seller shall invoice Buyer for all such treatment which occurred in a calendar month by the fifteenth of the following month; and payment shall be mailed by the 20th of such following month or within five days after receipt of Seller's invoice, whichever is later.

          2.6 Section 6.1 PRICE set forth in the Agreement is amended to read in its entirety as follows:

               "6.1 PRICE.

               (a) Subject to subsection 6.1(b), the base price ("Base Price") of the coal to be sold hereunder will be firm and will be $.97000 per MMBTU.

               (b) Notwithstanding the provisions of subsection 6.1(a) above, the Base Price shall not include any MMBTUs to the extent that the actual Monthly Weighted Average for BTU/LB exceeds 11,750. For example, if the Monthly Weighted Average BTU/LB is 11,800 and 100,000 tons of coal were unloaded that month, then the Base Price would be $2,279,500 (100,000 tons X 2,000 lbs/ton X 11,750 BTU/lb X
          $.97/MMBTU).

          2.7 Section 6.2 PRICE REVIEW set forth in the Agreement is deleted in its entirety.

          2.8 Section 6.3 QUALITY PRICE ADJUSTMENTS set forth in the Agreement is amended to read in its entirety as follows:

               "6.3 QUALITY PRICE DISCOUNTS. The Base Price is based on coal meeting or exceeding the Guaranteed Monthly Weighted Average specifications as set forth in Section 4.1. Quality price discounts shall be applied for each specification each month to reflect failures to meet the Guaranteed Monthly Weighted Averages set forth in
          Section 4.1 as determined pursuant to Section 5.2, subject to the provisions set forth below. The discount values used are:

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                                                                     Amendment 4
                                                                    Page 6 of 11

                                   DISCOUNT
                                   $/MMBTU
                                   --------
                    BTU/LB.        0.2604

                                   DISCOUNT
                                   $/LB./MMBTU
                                   -----------

                    SULFUR         0.1232
                    ASH            0.0083
                    MOISTURE       0.0016

               Notwithstanding the foregoing, for each specification each month, there shall be no discount if the actual Monthly Weighted Average meets the applicable minimum or maximum set forth below. However, if the actual Monthly Weighted Average fails to meet such applicable minimum or maximum, then the discount shall apply and shall be calculated based upon the difference between the actual Monthly Weighted Average AND THE GUARANTEED MONTHLY WEIGHTED AVERAGE as shown on Exhibit B attached hereto.

                                   MINIMUM
                                   -------
                    BTU/LB         11,250

                                   MAXIMUM
                                   --------
                                   LB/MMBTU
                    SULFUR         3.10
                    ASH            12.20
                    MOISTURE       9.56

          2.9 Section 6.4 PAYMENT CALCULATION set forth in the Agreement is amended to read in its entirety as follows:

               "6.4 PAYMENT CALCULATION. Exhibit B SAMPLE COAL PAYMENT CALCULATIONS attached hereto shows the methodology for calculating the coal payment and quality price discounts for the month Seller's coal was unloaded by Buyer. If there are any such discounts, Buyer shall apply credit to amounts owed Seller for the month the coal was unloaded.

          2.10 Section 8.1 FORCE MAJEURE set forth in the Agreement is amended to read in its entirety as follows:

               "8.1 FORCE MAJEURE. If either party hereto is delayed in or prevented from performing any of its obligations or from utilizing the coal sold under this

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                                                                     Amendment 4
                                                                    Page 7 of 11

          Agreement due to acts of God, war, riots, civil insurrection ,acts of the public enemy, strikes, lockouts, fires, floods or earthquakes, or other similar occurrences, which are beyond the reasonable control and without the fault or negligence of the party affected thereby, notwithstanding their foreseeability, then the obligations of both parties hereto shall be suspended to the extent made necessary by such event; provided that the affected party gives written notice to the other party as early as practicable of the nature and probable duration of the force majeure event. The party declaring force majeure shall exercise due diligence to avoid and shorten the force majeure event and will keep the other party advised as to the continuance of the force majeure event. During any period in which Seller's ability to perform hereunder is affected by a force majeure event, Seller shall not deliver any coal to any other buyers to whom Seller's ability to supply is similarly affected by such force majeure event unless contractually committed to do so at the beginning of the force majeure event; and further shall deliver to Buyer under this Agreement at least a pro rata portion (on a per ton basis) of its total contractual commitments to all its buyers to whom Seller's ability to supply is similarly affected by such force majeure event in place at the beginning of the force majeure event. An event which affects the Seller's ability to produce or obtain coal from a mine other than the Coal Property will not be considered a force majeure event hereunder.

               Tonnage deficiencies resulting from a force majeure event shall be made up at Buyer's sole option on a reasonable schedule.

          2.11 Section 9 CHANGES set forth in the Agreement is amended in part so that the last sentence thereof is deleted.

          2.12 Section 10.1 FORM AND PLACE OF NOTICE set forth in the Agreement is amended in part so that the Buyer's address is:

               Louisville Gas and Electric Company
               220 West Main Street
               P.O. Box 32010
               Louisville, Kentucky 40232
               Attention: Manager, Coal Supply

               and Roberts Bros. Coal Co., Inc.'s address is:

               Roberts Bros. Coal Co., Inc.
               1690 Columbia School House Road
               P.O. Box 1223
               Madisonville, Kentucky 42431

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                                                                     Amendment 4
                                                                    Page 8 of 11

          2.13 Section 11 EARLY TERMINATION set forth in the Agreement is amended to read in its entirety as follows:

               "Section 11. EARLY TERMINATION. The parties recognize that conditions not now foreseen could arise in which either Buyer or Seller, whether for economic or other compelling reasons, would desire to terminate this Agreement, in whole or in part, in advance of the expiration date. Accordingly, it is agreed that for whatever reason, each party shall have the right of early termination, in whole or in part, of its rights and obligations under this Agreement, subject to the provisions of this Agreement.

               The party desiring to exercise its right of early termination shall give written notice thereof to the other party and pay the price for early termination as described herein. Notice may be given by either party no later than three (3) months before the end of any Agreement year, and this Agreement will be terminated at the end of such year. The price paid for such early termination shall be $2.75 times the minimum tonnage remaining from the effective date of termination until December 31, 1996.

          2.14 Section 14 DISPUTES set forth in the Agreement is deleted in its entirety.

3.0       STATUS OF AGREEMENT

          As amended herein, the Agreement shall continue in full force and effect.

4.0       FORM OF EXECUTION AND DELIVERY

      This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Transmittal by telecopier of an executed copy of this Amendment shall constitute a valid and binding execution and delivery of this Amendment.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year below written, but effective as of the day and year first set forth above.

Shawnee Coal Company                    Louisville Gas and Electric Company

By:       ________________________      By:       _________________________
Title:    ________________________      Title:    _________________________
Date:     ________________________      Date:     _________________________

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                                                                     Amendment 4
                                                                    Page 9 of 11

Roberts Bros. Coal Co., Inc.

By:       ________________________
Title:    ________________________
Date:     ________________________

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                                                                     Amendment 4
                                                                   Page 10 of 11

                                    EXHIBIT B
                        SAMPLE COAL PAYMENT CALCULATIONS
              TOTAL EVALUATED COAL COSTS FOR CONTRACT NO. 08901877

FOR CONTRACTS SUPPLIED FROM MULTIPLE "ORIGINS", EACH "ORIGIN" WILL BE CALCULATED INDIVIDUALLY

SECTION I.  BASE DATA

1)  Base F.O.B. price per ton:                         $___22.31____/ton

1a)  Tons of coal delivered:                           ____________tons

2)  Guaranteed average heat content:                   ___11,600____ B.T.U./LB.

2r) As received monthly avg. heat content:             _____________B.T.U./LB.

2a)  Energy delivered in M.M.B.T.U.:                   _____________B.T.U./LB.

     [(Line 1a)"2,000 lb./ton"(Line 2__)]
     *MMBTU/1,000,000 BTU

     [(       )*2,000 lb./ton*(      )]
     *MMBTU/1,000,000 BTU

2b)  Base F.O.B. price per M.M.B.T.U.:                 $____________/MMBTU

     [((Line 1/(Line 2)]*(1 ton/2,000 lb.))
     *1,000,000 BTU/MMBTU

     [((    /ton)/(    BTU/LB)]*(1 ton/2,000 lb.)]
     *1,000,000 BTU/MMBTU

3)  Guaranteed monthly avg. max. sulfur                __290________ LBS./MMBTU

3r)  As received monthly avg. sulfur                   _____________ LBS./MMBTU

4)  Guaranteed monthly avg. max. ash                   __10.80_______ LBS./MMBTU

4r)  As received monthly avg. ash                      _____________ LBS./MMBTU

5)  Guaranteed monthly avg. max. moisture              __8.25________ LBS./MMBTU

5r)  As received monthly avg. moisture                 ______________ LBS./MMBTU


SECTION II.  DISCOUNTS

Assign a (*)  to all discounts to five (5) decimal places)

6d)  B.T.U./LB.:  If line 2r is less than 11,260 BTU/lb.
       {1*[(line 2r)/(line 2)]} * 50.2804/MMBTU
       {1*[(    )/(    )]} * $0.2604 =                 $____________/MMBTU

7d)  SULFUR:  If line 3r is greater than 3.1 lbs./MMBTU
       [(line 3r)-(Line 3)] * $0.1232/lb sulfur
       [(    )*(    )] * $0.1232 =                     $____________/MMBTU

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                                                                     Amendment 4
                                                                   Page 11 of 11

8d)  ASH:  If line 4r is greater than 12.20 lbs./MMBTU
       [(line 4r)*(line 4)] * $0.0083/lb.ash.
       [(    )*(    )] * $0.0083 =                     $____________/MMBTU

9d)  MOISTURE:  If line 6r is greater than 9.58 lbs./MMBTU
       [(line 5r)*(line 5)] * $0.0016)lb moisture
       [(    )*(    )] * $0.0018 =                     $____________/MMBTU


SECTION III.  TOTAL PRICE ADJUSTMENTS

Determine total Discounts as follows:

Assign a(-) to all Discounts and enter number for:

Line 6d:          $________/MMBTU

Line 7d:          $________/MMBTU

Line 8d:          $________/MMBTU

Line 9d:          $________/MMBTU

10)  Total Discounts(-):

        Algebraic sum of above:     $__________/MMBTU

11)  Total evaluated coal price = (line 2b) + (line 10)

        $________/MMBTU +           $__________/MMBTU  =   $__________/MMBTU

12)  Total discount price adjustment for Energy delivered:
        (line 2a)*(line 10)(-)

        _________ MMBTU =           $__________/MMBTU  =   $__________

13)  Total base cost of coal

        (line 2a) * (line 2b)

        _________ MMBTU =          $___________/MMBTU  =  $__________

14)  Total coal payment for month

        (LINE 12)+(LINE 13)

        $___________      +        $_________          =  $__________